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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                              --------------------



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                               September 21, 2000
                Date of Report (Date of earliest event reported)


                              --------------------

                              NEOTHERAPEUTICS, INC.

             (Exact name of registrant as specified in its charter)

                 DELAWARE                                      000-28782                              93-0979187
       (State or other Jurisdiction                     (Commission File Number)                    (IRS Employer
            of Incorporation)                                                                   Identification Number)

           157 TECHNOLOGY DRIVE                                                                         92618
            IRVINE, CALIFORNIA                                                                        (Zip Code)
 (Address of principal executive offices)

                                 (949) 788-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

On September 21, 2000, NeoTherapeutics, Inc. ("NeoTherapeutics") and NeoGene
Technologies, Inc. ("NeoGene"), a subsidiary of NeoTherapeutics, entered into a Securities Purchase Agreement with two institutional investors ("the Purchasers" or individually, "Purchaser") for the issuance and sale of preferred stock and warrants for aggregate consideration of $5,000,000 (the "NeoGene Agreement").
Pursuant to the NeoGene Agreement, NeoGene issued and sold to the investors a total of 111,110 shares of its Series A Convertible Preferred Stock, no par value per share (the "Series A Preferred"), at a purchase price of $45 per share
(the "Purchase Price"), and issued five-year warrants ("the NeoGene Warrants") to purchase a total of 22,676 shares of NeoGene common stock, no par value per share (the "NeoGene Common Stock") at an exercise price of $45 per share. The
Series A Preferred is convertible into shares of NeoGene Common Stock on a one-to-one basis, subject to certain antidilution adjustments, and automatically converts upon the earlier to occur of September 21, 2005 or the closing of a public offering of NeoGene Common Stock meeting certain criteria.

In addition, NeoTherapeutics issued to the Purchasers, five-year warrants (the
"NeoTherapeutics Warrants") to purchase an aggregate of 80,000 shares of its common stock, par value $.001 per share (the "NeoTherapeutics Common Stock"), at an exercise price of $10.47 per share. NeoTherapeutics also granted two exchange rights to the holders of Series A Preferred which will allow such holders to exchange their shares of Series A Preferred for preferred stock or debentures of NeoTherapeutics.

The first exchange right ("First Exchange Right") grants each Purchaser the right, at its option, at any time and from time to time after January 21, 2001, to exchange all or a portion of the Series A Preferred shares then held by such Purchaser for a number of shares of NeoTherapeutics' to be designated convertible preferred stock, $.001 par value per share (the "NeoTherapeutics
Preferred Stock (Form A)"), equal to (i) the aggregate liquidation preference of the Series A Preferred shares surrendered for exchange plus any accrued but unpaid dividends thereon, divided by (ii) the stated value per share of the NeoTherapeutics Preferred Stock (Form A). The NeoTherapeutics Preferred Stock
(Form A) will be convertible into shares of NeoTherapeutics Common Stock at a conversion price equal to 101% of the average of the lowest ten closing bid prices of the NeoTherapeutics Common Stock, as reported by The Nasdaq, during the thirty trading days immediately preceding the conversion.

If (i) at the time a Purchaser delivers a written notice of an intent to exercise the First Exchange Right, or (ii) at any time after a Purchaser has exchanged shares of Series A Preferred for shares of NeoTherapeutics Preferred
Stock (Form A), NeoTherapeutics does not beneficially own cash, cash equivalents and marketable securities having an aggregate fair market value of at least Five
Million Dollars ($5,000,000), such Purchaser shall have the right to exchange the Series A Preferred shares offered for exchange, or any shares of NeoTherapeutics Preferred Stock (Form A) then owned by Purchaser, as applicable, for NeoTherapeutics 5% Subordinated Convertible Debentures due September 21,
2005 (the "NeoTherapeutics Debentures (Form A)"), having an aggregate principal amount equal to the aggregate liquidation preference of the Series A preferred shares, or the stated value of the shares of NeoTherapeutics Preferred Stock
(Form A), as applicable, surrendered for exchange, plus any accrued but unpaid dividends thereon. NeoTherapeutics Debentures (Form A) will be convertible into shares of NeoTherapeutics Common Stock on the same terms as the NeoTherapeutics
Preferred Stock (Form A).

The second exchange right ("Second Exchange Right") grants each Purchaser the following right: if at any time the closing price of NeoTherapeutics Common
Stock as reported by The Nasdaq is below $5.00 for five consecutive trading days, each Purchaser shall have the right, at its option, at any time and from time to time after the fifth such consecutive trading day, to exchange all or a portion of the Series A Preferred shares then held by such Purchaser for a number of shares of NeoTherapeutics' to be designated convertible preferred stock, $.001 par value per share (the "NeoTherapeutics Preferred Stock (Form
B)"), equal to (i) the aggregate liquidation preference of the Series A
Preferred shares surrendered for exchange plus any accrued but unpaid dividends thereon, divided by (ii) the stated value per share of the NeoTherapeutics
Preferred Stock (Form B). The NeoTherapeutics Preferred Stock (Form B) will be convertible into shares of NeoTherapeutics Common Stock at a conversion price equal to the lesser of (i) 120% of the closing bid price of the NeoTherapeutics
Common Stock on the first date of issuance of any shares of NeoTherapeutics
Preferred Stock (Form B), as reported by The Nasdaq (the "Initial Conversion
Price") and (ii) 101% of the average of the lowest ten closing bid prices of the NeoTherapeutics Common Stock, as reported by The Nasdaq, during the thirty trading days immediately preceding the conversion, except that the conversion price of the NeoTherapeutics Preferred Stock (Form B) will be fixed at the Initial Conversion Price for ninety days after the first date of issuance of any shares of NeoTherapeutics Preferred Stock (Form B).


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If (i) at the time a Purchaser delivers a written notice of an intent to exercise the Second Exchange Right, or (ii) at any time after a Purchaser has exchanged shares of Series A Preferred for shares of NeoTherapeutics Preferred
Stock (Form B), NeoTherapeutics does not beneficially own cash, cash equivalents and marketable securities having an aggregate fair market value of at least Five
Million Dollars ($5,000,000), such Purchaser shall have the right to exchange the Series A Preferred shares offered for exchange, or shares of NeoTherapeutics
Preferred Stock (Form B) then owned by the Purchaser, as applicable, for NeoTherapeutics 5% Subordinated Convertible Debentures due September 21, 2005
(the "NeoTherapeutics Debentures (Form B)"), having an aggregate principal amount equal to the aggregate liquidation preference of the Series A Preferred shares, or the stated value of the shares of NeoTherapeutics Preferred Stock
(Form B), as applicable, surrendered for exchange plus any accrued but unpaid dividends thereon. The NeoTherapeutics Debentures (Form B) will be convertible into shares of NeoTherapeutics Common Stock on the same terms as the NeoTherapeutics Preferred Stock (Form B); provided, that the initial conversion price for any NeoTherapeutics Debentures (Form B) issued in exchange for shares of NeoTherapeutics Preferred Stock (Form B) shall be determined as if such NeoTherapeutics Debentures (Form B) had been issued on the date that such shares of NeoTherapeutics Preferred Stock (Form B) were issued.

In a separate transaction, NeoTherapeutics entered into a Securities Purchase
Agreement dated September 29, 2000, with the Purchasers for the issuance and sale of common stock and warrants for aggregate consideration of $8,000,000 (the
"NeoTherapeutics Agreement"). Pursuant to the NeoTherapeutics Agreement,
NeoTherapeutics issued and sold to the investors a total of 968,524 shares of NeoTherapeutics' common stock (the "Shares") at a purchase price of $8.26 per share (the "Purchase Price"), and issued five-year warrants ("Closing Warrants") to purchase a total of 193,706 shares of common stock at an exercise price of $10.13 per share. In addition, NeoTherapeutics issued warrants ("Adjustable
Warrants") to purchase a number of shares of common stock, to be determined at two vesting dates, the first vesting date being the 30th trading day following the effective date of a registration statement covering the resale of the Shares and the shares of common stock issuable upon exercise of the Closing Warrants and the Adjustable Warrants, and the second vesting date being the 30th trading day following the first vesting date, both at an exercise price of $0.001 per share.

The number of shares of common stock issuable at each vesting date under the Adjustable Warrants, if any, will be determined by a formula based on the ten
(10) lowest closing bid prices of NeoTherapeutics' common stock during the thirty (30) consecutive trading days prior to each vesting date. A greater number of shares of common stock are issuable the lower the price of NeoTherapeutics' common stock. However, if the average of the 10 consecutive closing bid prices of NeoTherapeutics' common stock exceeds approximately $8.92 per share at each vesting date, then no shares are issuable pursuant to the Adjustable Warrants for that vesting date. In addition, if at any time both (i) the average of 10 consecutive closing bid prices of NeoTherapeutics' common stock exceeds $12.39 and (ii) at least five (5) prices included in the average exceed $12.39, then no shares will vest pursuant to the Adjustable Warrants for any subsequent vesting date. The investors agreed not to convert any shares of NeoTherapeutics' convertible preferred stock or any convertible debentures of NeoTherapeutics during each adjustment period.

In connection with this financing, NeoTherapeutics paid a finder's fee to an unrelated third party consisting of cash and warrants to purchase common stock of NeoTherapeutics.

ITEM 7.  EXHIBITS

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
Exhibits:
--------

   4.1           Securities Purchase Agreement dated as of September 21, 2000, by and among Registrant, NeoGene
                 Technologies, Inc., Strong River Investments, Inc. and Montrose Investments Ltd.

   4.2           Certificate of Determination of NeoGene Technologies, Inc

   4.3           Registration Rights Agreement dated as of September 21, 2000, by and among NeoGene Technologies,
                 Inc., Strong River Investments, Inc. and Montrose Investments Ltd.

   4.4           Registration Rights Agreement dated as of September 21, 2000, by and among Registrant, Strong
                 River Investments, Inc. and Montrose Investments Ltd.

   4.5           Warrant issued by NeoGene Technologies, Inc., to Montrose Investments Ltd., dated as of September,
                 21, 2000.

   4.6           Warrant issued by NeoGene Technologies, Inc., to Strong River Investments, Inc., dated as of
                 September 21, 2000.

   4.7           Warrant issued by Registrant to Montrose Investments Ltd., dated as of September 21, 2000.

   4.8           Warrant issued by Registrant to Strong River Investments, Inc., dated as of September 21, 2000.

   4.9           Form of Registrant Terms of Preferred.


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
Exhibits:
--------

   4.10          Form of Registrant 5% Subordinated Convertible Debenture.

   4.11          Securities Purchase Agreement dated as of September 29, 2000, by and among Registrant, Strong River
                 Investments, Inc. and Montrose Investments Ltd.

   4.12          Registration Rights Agreement dated as of September 29, 2000, by and among Registrant, Strong River
                 Investments, Inc. and Montrose Investments Ltd.

   4.13          Closing Warrant issued by Registrant to Montrose Investments, Ltd., dated as of September, 29,
                 2000.

   4.14          Closing Warrant issued by Registrant to Strong River Investments, Inc., dated as of September, 29,
                 2000.

   4.15          Adjustable Warrant issued by Registrant to Montrose Investments, Ltd., dated as of September 29,
                 2000.

   4.16          Adjustable Warrant issued by Registrant to Strong River Investments, Inc., dated as of September
                 29, 2000.

  99.1           Press Release dated September 25, 2000.

  99.2           Press Release dated October 5, 2000.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEOTHERAPEUTICS, INC.


Date:    November 10, 2000             By:      /s/ Samuel Gulko
                                                --------------------------------
                                       Name:    Samuel Gulko
                                       Title:   Chief Financial Officer


                                       5
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EXHIBIT INDEX

Exhibits:
--------
   4.1           Securities Purchase Agreement dated as of September 21, 2000, by and among Registrant, NeoGene
                 Technologies, Inc., Strong River Investments, Inc. and Montrose Investments Ltd.

   4.2           Certificate of Determination of NeoGene Technologies, Inc

   4.3           Registration Rights Agreement dated as of September 21, 2000, by and among NeoGene Technologies,
                 Inc., Strong River Investments, Inc. and Montrose Investments Ltd.

   4.4           Registration Rights Agreement dated as of September 21, 2000, by and among Registrant, Strong
                 River Investments, Inc. and Montrose Investments Ltd.

   4.5           Warrant issued by NeoGene Technologies, Inc., to Montrose Investments Ltd., dated as of September,
                 21, 2000.

   4.6           Warrant issued by NeoGene Technologies, Inc., to Strong River Investments, Inc., dated as of
                 September 21, 2000.

   4.7           Warrant issued by Registrant to Montrose Investments Ltd., dated as of September 21, 2000.

   4.8           Warrant issued by Registrant to Strong River Investments, Inc., dated as of September 21, 2000.

   4.9           Form of Registrant Terms of Preferred.

   4.10          Form of Registrant 5% Subordinated Convertible Debenture.

   4.11          Securities Purchase Agreement dated as of September 29, 2000, by and among Registrant, Strong River
                 Investments, Inc. and Montrose Investments Ltd.

   4.12          Registration Rights Agreement dated as of September 29, 2000, by and among Registrant, Strong River
                 Investments, Inc. and Montrose Investments Ltd.

   4.13          Closing Warrant issued by Registrant to Montrose Investments, Ltd., dated as of September, 29,
                 2000.

   4.14          Closing Warrant issued by Registrant to Strong River Investments, Inc., dated as of September, 29,
                 2000.

   4.15          Adjustable Warrant issued by Registrant to Montrose Investments, Ltd., dated as of September 29,
                 2000.

   4.16          Adjustable Warrant issued by Registrant to Strong River Investments, Inc., dated as of September
                 29, 2000.

  99.1           Press Release dated September 25, 2000.

  99.2           Press Release dated October 5, 2000.
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